UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2011

Rackspace Hosting, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34143

Delaware	74-3016523
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5000 Walzem Rd.
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

    On February 10, 2010, Rackspace Hosting, Inc. (the “Company”) issued a press release announcing that Bruce Knooihuizen, its Senior Vice President and Chief Financial Officer, has announced his plans to retire from the Company. The Company will be conducting an extensive internal and external search for Mr. Knooihuizen’s replacement. Mr. Knooihuizen will remain with the Company to facilitate the transition for an undetermined period.

Item 9.01 Financial Statements and Exhibits

    (d)  Exhibits.

    99.1 Press release “Rackspace CFO Bruce Knooihuizen Announces Plans to Retire”

SIGNATURE(S)

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rackspace Hosting, Inc.

Date: February 10, 2011	By:	/s/ Bruce R. Knooihuizen
Bruce R. Knooihuizen
Chief Financial Officer, Senior Vice President, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of Rackspace Hosting, Inc., dated February 10, 2011, reporting financial results for the fourth quarter of 2010 and the year ended December 31, 2010.